UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant To Section 13 Or 15(d) Of
                   The Securities Exchange Act Of 1934


     Date of Report (Date of earliest event reported):  June 23, 2004
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                      CASCADE FINANCIAL CORPORATION
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          (Exact name of registrant as specified in its charter)

           Washington                  000-25286           91-1661954
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    (State of other jurisdiction      (Commission        (IRS Employer
         of incorporation)            File Number)      Identification No.)

                    2828 Colby Avenue, Everett, WA 98201
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         (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (425) 339-5500
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ITEM 5.  Other Events

         On June 23, 2004, Cascade Financial Corporation (the "Company"), parent company of Cascade Bank, declared a $.07 quarterly cash dividend. The dividend will be paid on July 21, 2004 to shareholders of record on July 7, 2004. The Press Release announcing the declaration of dividend is attached as
Exhibit 99.

ITEM 7.  Exhibits

         99  Press Release dated June 23, 2004.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:   June 23, 2004


                                        CASCADE FINANCIAL CORPORATION

                                        By: /s/ Carol K. Nelson
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                                            Carol K. Nelson
                                            President and CEO